VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Variable Life Account B of Voya Retirement Insurance & Annuity Company
AetnaVest, AetnaVest II, AetnaVest Plus,
AetnaVest Estate Protector, AetnaVest Estate Protector II

Supplement dated June 18, 2026 to the Prospectus

This Supplement outlines a change to the investment options under your variable life insurance policy (“Policy”). All other provisions outlined in your prospectus, as supplemented, remain unchanged.

NOTICE OF AND INFORMATION ABOUT UPCOMING FUND SUBSTITUTION

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Voya Balanced Income Portfolio (Class I).

In accordance with procedures established by the U.S. Securities and Exchange Commission, Voya Retirement Insurance and Annuity Company (the “Company”) and its Variable Life Account B (the “Separate Account”) intend to replace, effective on or about the close of business on July 24, 2026 (the “Substitution Date”), the below-referenced “Existing Fund” in which a subaccount of the Separate Account invests with the below-referenced “Replacement Fund” as follows (the “Substitution”):

Existing Fund	Replacement Fund
Voya Balanced Income Portfolio (Class I)	Voya Intermediate Bond Portfolio (Class I)

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On the Substitution Date, any amounts allocated to the subaccount that invests in the Existing Fund will be automatically reallocated to the subaccount that invests in the Replacement Fund. The subaccount investing in the Existing Fund will then no longer be available for investment under the Policy.
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Prior to the Substitution Date, you may transfer any amounts allocated to the subaccount that invests in the Existing Fund to any other available investment option free of charge. For 30 days after the Substitution Date, you may transfer any amounts allocated to the subaccount that invests in the Replacement Fund to any other available investment option free of charge. Any such free transfer will not count as a transfer for purposes of any otherwise applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers).
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Unless you provide The Lincoln National Life Insurance Company (as the administrator of the Policy) (the “Administrator”) with alternative allocation instructions, after the Substitution Date, all allocations directed to the subaccount that invests in the Existing Fund will be automatically allocated to the subaccount that invests in the Replacement Fund. You may give the Administrator alternative allocation instructions at any time by contacting a customer service representative at 1-800-487-1485 or by mail at: Lincoln Financial Customer Service, 100 N. Greene Street, Greensboro, NC 27401.
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You will not incur any fees or charges or any tax liability as a result of the Substitution, and your Policy’s account value immediately before the Substitution will equal your Policy’s account value immediately after the Substitution.
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The investment objective and policies of the Replacement Fund, along with information about the Replacement Fund's investment adviser and sub-adviser, are described in the Replacement Fund’s summary prospectus and prospectus. Please read the summary prospectus carefully. Copies of underlying fund summary prospectuses and prospectuses are available by contacting a customer service representative at 1-800-487-1485 or by visiting https://individuals.voya.com/product/variable-portfolio/prospectuses-reports.
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As of December 31, 2025, the annual operating expenses of the Replacement Fund are less than the annual operating expenses of the Existing Fund. Annual operating expenses may change from year to year. The fees and expenses of the Replacement Fund are more fully described in the Replacement Fund’s summary prospectus and prospectus.

You may obtain additional information by contacting your registered representative, by contacting a customer service representative at 1-800-487-1485, by sending an email request to CustServSupportTeam@lfg.com, or by mail at: Lincoln Financial Customer Service, 100 N. Greene Street, Greensboro, NC 27401.

Please retain this Supplement for future reference.